UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 21, 2004
                        (Date of earliest event reported)


                          21ST CENTURY HOLDING COMPANY
             (Exact name of registrant as specified in its charter)


            Florida                          0-2500111                             65-0248866
-------------------------------    --------------------------------  ------------------------------------------
(State or other jurisdiction of        (Commission File Number)          (I.R.S. Employer Identification No.)
         incorporation)
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       3661 West Oakland Park Blvd., Suite 300
                Lauderdale Lakes, FL                           33311
------------------------------------------------------   ------------------
      (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (954) 581-9993
                                                           --------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFT 240.13e-4( c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
          -------------------------------------------

      21st Century Holding Company (the "Company") and its wholly owned subsidiaries, Federated Agency Group, Inc. ("Federated") and Assurance Managing
General Agents, Inc. ("Assurance," and together with Federated, the "Sellers"), have entered into an Asset Purchase Agreement dated December 21, 2004 (the
"Asset Purchase Agreement") with Fed USA Retail, Inc. and Fed USA Franchising,
Inc. (together, the "Buyers").

      Pursuant to the Asset Purchase Agreement, the Sellers have agreed to sell to the Buyers certain assets relating to the Sellers' non-standard automobile insurance agency business located in Florida (the "Agency Business") for a purchase price of:

      o     $7,000,000 payable at closing and

      o an additional payment of up to $2,500,000 calculated based on 10% of the "Gross Net Written Premiums" (as defined in the Asset Purchase
            Agreement) through the Company's two insurance company subsidiaries or through any insurance company affiliated with the Buyers for gross net written premiums that exceed $15,000,000 in the aggregate and are less than $40,000,000 in the aggregate with respect to Agency Business written by the Buyers during the 12-month period following the closing. This additional payment, if any, is due and payable 45 days after the end of the 12-month period following the closing.

      The Buyers have agreed to assume specified liabilities related to the assets purchased. All other liabilities are being retained by the Sellers. The parties currently expect that the sale of assets under the Asset Purchase
Agreement will close by the end of 2004.

      The Buyers are affiliates of Affirmative Insurance Holdings, Inc.
("Affirmative"), an insurance holding company based in Addison, Texas.
Affirmative has agreed to guarantee the Buyers' obligations to make the post-closing payment described above.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    21ST CENTURY HOLDING COMPANY


Date:  December 27, 2004            By: /s/ RICHARD A. WIDDICOMBE
                                        ----------------------------------------
                                    Name: Richard A. Widdicombe
                                    Title: Chief Executive Officer
                                           (Principal Executive Officer)

Date:  December 27, 2004            By: /s/ JAMES GORDON JENNINGS, III
                                        ----------------------------------------
                                    Name: James Gordon Jennings, III
                                    Title: Chief Financial Officer
                                    (Principal Accounting and Financial Officer)